                             POWER OF ATTORNEY


     Each of the undersigned Directors and Officers of ATLAS ASSETS, INC.
(the "Company") hereby appoints LARRY E. LACASSE, STEVEN J. GRAY and EDWARD L. BISGAARD (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-1A and N-14 under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Company, including any and all amendments thereto, covering the registration and the sale of shares by the Company, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders or rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned Directors and Officers hereby execute this Power of Attorney as of this 15th day of August, 1997.



/s/ Marion O. Sandler                  /s/ Julius Louis Helvey
------------------------------------   ---------------------------------------
Marion O. Sandler                      Julius Louis Helvey
Chief Executive Officer,               Chief Financial Officer and
President and Chairman                 Group Senior Vice President


/s/ Edward L. Bisgaard                 /s/ Russell W. Kettell
------------------------------------   ---------------------------------------
Edward L. Bisgaard                     Russell W. Kettell
Chief Accounting Officer,              Director
Treasurer, and Vice President


/s/ Barbara A. Bond                    /s/ Daniel L. Rubinfeld
------------------------------------   ---------------------------------------
Barbara A. Bond                        Daniel L. Rubinfeld
Director                               Director


/s/ David J. Teece
------------------------------------
David J. Teece
Director

                                 POWER OF ATTORNEY


     The undersigned Director of ATLAS ASSETS, INC. (the "Company") hereby appoints LARRY E. LACASSE, STEVEN J. GRAY and EDWARD L. BISGAARD (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-1A and N-14 under the Investment Company Act of 1940 and under the Securities Act of 1993 of the Company, including any and all amendments thereto, covering the registration and the sale of shares by the Company, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders or rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned Director hereby executes this Power of Attorney as of this 24th day of November, 1997.



                                       /s/ Julian A. Lerner
                                       ------------------------------------
                                       Julian A. Lerner
                                       Director